Exhibit 99.1

FERRELLGAS PARTNERS, L.P.

FERRELLGAS PARTNERS FINANCE CORP.

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE
REGISTERED 8 5/8% SENIOR NOTES DUE 2020
FOR
ANY AND ALL OUTSTANDING UNREGISTERED 8 5/8% SENIOR NOTES DUE 2020

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON            , 2017, UNLESS EXTENDED BY THE ISSUERS.  TENDERS OF UNREGISTERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

The Exchange Agent is:

U.S. BANK NATIONAL ASSOCIATION

By Mail, Courier or Overnight Delivery:

Corporate Trust Services
111 Fillmore Avenue
St. Paul, Minnesota 55107

By Facsimile Transmission (for Eligible Institutions only):
(651) 466-7367

Confirm by Telephone:
(800) 934-6802

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) THEIR UNREGISTERED NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

Ferrellgas Partners, LP. and Ferrellgas Partners Finance Corp. (the “Issuers”) are offering, subject to the terms and conditions set forth in the prospectus dated        , 2017 (the “Prospectus”) and this Letter of Transmittal (the “Letter of Transmittal,” which, together with the Prospectus, constitutes the “Exchange Offer”), to exchange all $175,000,000 in aggregate principal amount of their 8 5/8% Senior Notes due 2020 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for the same aggregate principal amount of their outstanding unregistered 8 5/8%  Senior Notes due 2020 (the “Unregistered Notes”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Prospectus.

This Letter of Transmittal is to be used by Holders of the Unregistered Notes to exchange Unregistered Notes for the same aggregate principal amount of the Exchange Notes if: (i) certificate(s) representing Unregistered Notes are to be physically delivered to the Exchange Agent by such Holders; (ii) tender of Unregistered Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) pursuant to the procedures set forth under the caption “The Exchange Offer—Procedures for Tendering” in the Prospectus; or (iii) tender of Unregistered Notes is to be made according to the guaranteed delivery procedures set forth under the caption “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus.

The Unregistered Notes have CUSIP numbers 315295AF2 and U31540AA2.

Holders that are tendering by book-entry transfer to the Exchange Agent’s DTC account can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry transfer to the Exchange Agent’s DTC account. DTC will then send an agent’s message (as described in the Prospectus under the caption “The Exchange Offer— Procedures for Tendering”) to the Exchange Agent for its acceptance. Delivery of the agent’s message will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the agent’s message. DTC participants may also accept the Exchange Offer by submitting a notice of guaranteed delivery through ATOP.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

If a Holder wishes to tender Unregistered Notes pursuant to the Exchange Offer and cannot deliver the certificates representing the tendered Unregistered Notes, the Letter of Transmittal with respect to such Unregistered Notes or any other documents required by the Letter of Transmittal or the Holder cannot comply with the DTC’s ATOP procedures prior to the expiration of the Exchange Offer, then such Holder must tender such Unregistered Notes according to the guaranteed delivery procedures set forth under the caption “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus. See Instruction 2.

The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 11.

TENDER OF UNREGISTERED NOTES

☐            CHECK HERE IF TENDERED UNREGISTERED NOTES ARE ENCLOSED HEREWITH.

☐            CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐            CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

List below the Unregistered Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal.

DESCRIPTION OF 8 5/8% SENIOR NOTES DUE 2020
Name(s) and Address(es) of Registered Holder(s) (Please fill in if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented**	Principal Amount Tendered**

Total Principal Amount of Unregistered Notes

*                 Need not be completed by Holders tendering by book-entry transfer.

**          Unless otherwise specified, the entire aggregate principal amount represented by the Unregistered Notes described above will be deemed to be tendered.  See Instruction 4.

The names and addresses of the registered Holders should be printed, if not already printed above, exactly as they appear on the certificate(s) representing the Unregistered Notes tendered hereby or, if tendered by a DTC participant, exactly as such participant’s name appears on a security position listing as the owner of the Unregistered Notes tendered hereby. The Unregistered Notes and the principal amount of Unregistered Notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to the Issuers, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal, the principal amount of Unregistered Notes indicated in the table above entitled “Description of 8 5/8% Senior Notes Due 2020” under the column heading “Principal Amount Tendered.” The undersigned represents that it is duly authorized to tender all of the Unregistered Notes tendered hereby that it holds for the account of beneficial owners of such Unregistered Notes (the “Beneficial Owners(s)”) and to make the representations and statements set forth herein on behalf of such Beneficial Owner(s).

Subject to, and effective upon, the acceptance for purchase of the principal amount of Unregistered Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers, all right, title and interest in and to all of the Unregistered Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of Issuers) with respect to such Unregistered Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Unregistered Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Unregistered Notes on the account books maintained by DTC to, or upon the order of, the Issuers, (ii) present such Unregistered Notes for transfer of ownership on the books of the Issuers, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Unregistered Notes, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

By accepting the Exchange Offer, the undersigned hereby represents and warrants that at the time of the consummation of the Exchange Offer (i) neither the undersigned nor any Beneficial Owner is an “affiliate,” as such term is defined under Rule 405 under the Securities Act, of either Issuer (ii) the Exchange Notes to be acquired by the undersigned and any Beneficial Owner(s) pursuant to the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (iii) the undersigned and each Beneficial Owner(s) are not participating, and do not intend to participate, in the distribution of the Exchange Notes, (iv) the undersigned and each Beneficial Owner(s) has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes, and (v) any broker-dealer that receives Exchange Notes for its own account in exchange for Unregistered Notes that were acquired as a result of market- making activities or other trading activities shall deliver a prospectus meeting the requirement of the Securities Act in connection with any resale of such Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer shall not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned understands that tenders of Unregistered Notes may be withdrawn by written notice of withdrawal received by the Exchange Agent or by complying with the appropriate ATOP procedures at any time prior to the expiration of the Exchange Offer in accordance with the Prospectus. In the event of a termination of the Exchange Offer, the Unregistered Notes tendered pursuant to the Exchange Offer will be returned to the tendering Holders promptly or, in the case of Unregistered Notes tendered by book-entry transfer, such Unregistered Notes will be credited to the account maintained at DTC from which such Unregistered Notes were delivered. If the Issuers make a material change in the terms of the Exchange Offer or the information concerning the Exchange Offer or waive a material condition of such Exchange Offer, the Issuers will disseminate additional Exchange Offer materials and extend such Exchange Offer, if and to the extent required by law.

The undersigned understands that the tender of Unregistered Notes pursuant to any of the procedures set forth in the Prospectus and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Exchange Offer. The Issuers’ acceptance for exchange of Unregistered Notes tendered pursuant to any of the procedures described in the Prospectus will constitute a binding agreement between the undersigned and the Issuers in accordance with the terms and subject to the conditions of the Exchange Offer. For purposes of the Exchange Offer, the undersigned understands that validly tendered Unregistered Notes (or defectively tendered Unregistered Notes with respect to which the Issuers have, or have caused to be, waived such defect) will be deemed to have been accepted by the Issuers when and if the Issuers give oral, promptly confirmed in writing, or written notice thereof to the Exchange Agent. The undersigned also agrees that acceptance of any tendered Unregistered Notes by the Issuers and the issuance of Exchange Notes in exchange therefore shall constitute performance in full by the Issuers of their respective obligations under the Registration Rights Agreement dated as of January 30, 2017 by and between the Issuers and the representative of the initial purchasers of the Unregistered Notes, and that, upon the issuance of  the Exchange Notes the Issuers will have no further obligations or liabilities thereunder (except in certain limited circumstances).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Unregistered Notes tendered hereby, and that when such tendered Unregistered Notes are accepted for purchase by the Issuers, the Issuers will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Unregistered Notes tendered hereby.

None of the authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and shall survive, the death or incapacity of the undersigned and any Beneficial Owner(s), and any obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned, as well as such Beneficial Owner(s).

The undersigned understands that the delivery and surrender of any Unregistered Notes is not effective, and the risk of loss of the Unregistered Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority or a properly transmitted agent’s message and any other required documents in form satisfactory to the Issuers. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Unregistered Notes will be determined by the Issuers, in their sole discretion, which determination shall be final and binding.

Unless otherwise indicated herein under “Special Issuance Instructions,” the undersigned hereby requests that any Unregistered Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned (and in the case of Unregistered Notes tendered by book-entry transfer, by credit to the account of DTC), and Exchange Notes issued in exchange for Unregistered Notes pursuant to the Exchange Offer be issued to the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Unregistered Notes representing principal amounts not tendered or not accepted for exchange and Exchange Notes issued in exchange for Unregistered Notes pursuant to the Exchange Offer be delivered to the undersigned at the address shown below the undersigned’s signature(s). In the event that the “Special Issuance Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that any Unregistered Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, certificates for such Unregistered Notes be delivered to, and Exchange Notes issued in exchange for Unregistered Notes pursuant to the Exchange Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Issuers have no obligation pursuant to the “Special Issuance Instructions” box or “Special Delivery Instructions” box to transfer any Unregistered Notes from the name of the registered Holder(s) thereof if the Issuers do not accept for exchange any of the principal amount of such Unregistered Notes so tendered.

☐                        CHECK HERE AND COMPLETE THE LINES BELOW IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD UNREGISTERED NOTES TENDERED HEREBY IS A BROKER-DEALER WHO ACQUIRED SUCH UNREGISTERED NOTES IN MARKET-MAKING OR OTHER TRADING ACTIVITIES. IF THIS BOX IS CHECKED, THE ISSUERS WILL SEND 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO TO YOU OR SUCH BENEFICIAL OWNER AT THE ADDRESS SPECIFIED IN THE FOLLOWING LINES.

Name:

Address:

SPECIAL ISSUANCE INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)	(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Unregistered Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or Exchange Notes are to be issued in the name of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

To be completed ONLY if Unregistered Notes in a principal amount not tendered or not accepted for exchange or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled “Description of 8% Senior Notes due 2020” within this Letter of Transmittal.

Issue: ☐ Unregistered Notes ☐ Exchange Notes (check as applicable)	Issue: ☐ Unregistered Notes ☐ Exchange Notes (check as applicable)

Name	Name
(Please Print)	(Please Print)

Address	Address
(Please Print)	(Please Print)

(Zip Code)	(Zip Code)

(Tax Identification or Social Security Number) (Please complete Form W-9 or a Form W-8; See Instructions 9 and 10 below)	(Tax Identification or Social Security Number) (Please complete Form W-9 or a Form W-8; See Instructions 9 and 10 below)

PLEASE SIGN HERE

This Letter of Transmittal must be signed by the registered Holder(s) exactly as name(s) appear(s) on certificate(s) for Unregistered Note(s) or, if tendered by a DTC participant, exactly as such participant’s name appears on a security position listing as owner of Unregistered Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Signature(s) of Registered Holder(s) or Authorized Signatory
(See guarantee requirement below)

Dated:

Name(s)

Capacity (Full Title)

Address

Area Code and Tel. Number

Tax Identification or Social Security No.
(Please complete Form W-9 or a Form W-8; See Instructions 9 and 10 below)

Medallion Signature Guarantee
(If Required—See Instructions 1 and 5)

Authorized Signature

Name of Firm

[place seal here]

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.                                      Signature Guarantees.  Signatures on this Letter of Transmittal must be guaranteed by a recognized member of the Medallion Signature Guarantee Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing, an “Eligible Institution”), unless the Unregistered Notes tendered hereby are tendered (i) by a registered Holder of Unregistered Notes (or by a DTC participant whose name appears on a security position listing as the owner of such Unregistered Notes) that has not completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal, or (ii) for the account of an Eligible Institution. If the Unregistered Notes are registered in the name of a person other than the signer of this Letter of Transmittal, if Unregistered Notes not accepted for exchange or not tendered are to be returned to a person other than the registered Holder or if Exchange Notes are to be issued in the name of or sent to a person other than the registered Holder, then the signatures on this Letter of Transmittal accompanying the tendered Unregistered Notes must be guaranteed by an Eligible Institution as described above. See Instruction 5.

2.                                      Delivery of Letter of Transmittal and Unregistered Notes.  This Letter of Transmittal is to be completed by Holders if (i) certificates representing Unregistered Notes are to be physically delivered to the Exchange Agent by such Holders; (ii) tender of Unregistered Notes is to be made by book-entry transfer to the Exchange Agent’s account at DTC pursuant to the procedures set forth under the caption “The Exchange Offer— Procedures for Tendering” in the Prospectus; or (iii) tender of Unregistered Notes is to be made according to the guaranteed delivery procedures set forth under the caption “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus. All physically delivered certificate(s) representing Unregistered Notes as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with respect to such Unregistered Notes, with any required signature guarantees and any other documents required by this Letter of Transmittal or confirmation of the book-entry transfer of such Unregistered Notes into the Exchange Agent’s DTC account and a properly transmitted agent’s message must be received by the Exchange Agent at its address set forth on the cover page hereto prior to the expiration of the Exchange Offer, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

If a Holder wishes to tender Unregistered Notes pursuant to the Exchange Offer and cannot deliver the Unregistered Notes, the Letter of Transmittal or any other documents required by the Letter of Transmittal or the Holder cannot comply with the DTC’s ATOP procedures prior to the expiration of the Exchange Offer, such Holder must tender such Unregistered Notes pursuant to the guaranteed delivery procedures set forth under the caption “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuers, or an agent’s message with respect to guaranteed delivery that is accepted by the Issuers, must be received by the Exchange Agent, either by hand delivery, mail, or facsimile transmission, prior to the expiration of the Exchange Offer; and (iii) the certificate(s) representing such tendered Unregistered Notes, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with respect to such Unregistered Notes, with any required signature guarantees and any other documents required by this Letter of Transmittal, or confirmation of the book-entry transfer of such Unregistered Notes into the Exchange Agent’s DTC account and a properly transmitted agent’s message, must be received by the Exchange Agent within three business days after the expiration of the Exchange Offer.

The method of delivery of this Letter of Transmittal, the Unregistered Notes and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through ATOP, is at the option and risk of the tendering Holder and, except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, it is suggested that the Holder use properly-insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the expiration of the Exchange Offer to permit delivery to the Exchange Agent prior to such date.

Except in limited circumstances, only a registered Holder of Unregistered Notes or a DTC participant listed on a securities position listing furnished by DTC with respect to the Unregistered Notes may tender its Unregistered Notes in the Exchange Offer. Any beneficial owner of Unregistered Notes who is not the registered Holder and is not a DTC participant and who wishes to tender should arrange with such registered Holder to execute and deliver this Letter of Transmittal on such beneficial owner’s behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its Unregistered Notes, either make appropriate arrangements to register ownership of the Unregistered Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered Holder.

3.                                      Inadequate Space.  If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Unregistered Notes should be listed on a separate signed schedule attached hereto.

4.                                      Partial Tenders.  (Not applicable to Holders who tender by book-entry transfer). If Holders wish to tender less than the entire principal amount evidenced by any Unregistered Note submitted, but only for a minimum of $2,000 and in integral multiples of $1,000 in excess of $2,000, such Holders must fill in the principal amount that is to be tendered in the column entitled “Principal Amount Tendered.” In the case of a partial tender of Unregistered Notes, as soon as practicable after the expiration of the Exchange Offer, new certificates for the remainder of the Unregistered Notes that were evidenced by such Holder’s old certificates will be sent to such Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal. The entire principal amount that is represented by Unregistered Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated.

5.                                      Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements.  If this Letter of Transmittal is signed by the registered Holder(s) of the Unregistered Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a DTC participant whose name is shown on a securities position listing as the owner of the Unregistered Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Unregistered Notes.

If any of the Unregistered Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Unregistered Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any Unregistered Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney- in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Issuers of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered Holders of the Unregistered Notes tendered hereby, no endorsements of Unregistered Notes or separate instruments of transfer are required unless payment is to be made, or Unregistered Notes not tendered or exchanged are to be issued, to a person other than the registered Holders, in which case signatures on such Unregistered Notes or instruments of transfer must be guaranteed by an Eligible Institution.

Unless this Letter of Transmittal is signed by the registered Holder(s) of the Unregistered Notes tendered hereby or by the DTC participant whose name is shown on a securities position listing as the owner of the Unregistered Notes tendered hereby, the Unregistered Notes must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name or names of the registered Holders appear on the Unregistered Notes or in a securities position listing and signatures on such Unregistered Notes or instruments of transfer are required and must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

6.                                      Special Issuance and Delivery Instructions.  If Exchange Notes or unexchanged or untendered Unregistered Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes or such Unregistered Notes are to be delivered or returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. All Unregistered Notes tendered by book-entry transfer and not accepted for exchange will be returned by crediting the account at DTC designated above as the account for which such Unregistered Notes were delivered.

7.                                      Transfer Taxes.  Except as set forth in this Instruction 7, the Issuers will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Unregistered Notes to the Issuers, or to their order, pursuant to the Exchange Offer. If Exchange Notes, or Unregistered Notes not tendered or exchanged, are to be registered in the name of any persons other than the registered holders of Unregistered Notes tendered, or if tendered Unregistered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person must be paid to the Issuers or the Exchange Agent (unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted) before the Exchange Notes will be issued.

8.                                      Waiver of Conditions.  The conditions of the Exchange Offer may be amended or waived by the Issuers, in whole or in part, at any time and at various times in the Issuers’ sole discretion prior to the expiration of the Exchange Offer.

9.                                      IRS Form W-9.  Under the United States federal income tax laws, each tendering owner of an Unregistered Note generally is required to provide the Exchange Agent with its correct taxpayer identification number (“TIN”) on IRS Form W-9 attached below. An individual’s TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, payments of interest on the Exchange Notes that are made to a tendering owner or another payee may be subject to 28% backup withholding. See the “General Instructions” on IRS Form W-9 for more instructions.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any such payments of interest on the Exchange Notes made to a tendering owner or another payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

If a tendering owner has not been issued a TIN, see “How to get a TIN” in the General Instructions to IRS Form W-9. The Exchange Agent will withhold 28% on all payments of interest on the Exchange Notes made prior to the time a properly certified TIN is provided to the Exchange Agent. However, such amounts will be refunded to a tendering owner if a properly certified TIN is provided to the Exchange Agent within 60 days.

A tendering owner is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the owner of the Unregistered Notes or of the last transferee appearing on the transfers attached to, or endorsed on, such Unregistered Notes. If the Unregistered Notes are registered in more than one name or are not in the name of the actual tendering owner, consult the General Instructions on IRS Form W-9 for additional guidance on which number to report.

10.                               IRS Form W-8BEN or IRS Form W-8BEN-E.  Certain Holders (including, among others, corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. For a foreign individual or foreign entity to qualify as an exempt recipient, the Holder must submit an IRS Form W-8 (IRS Form W-8BEN for individuals or IRS Form W-8BEN-E for entities), signed under penalties of perjury, attesting to exempt status. An IRS Form W-8BEN or IRS Form W-8BEN-E can be obtained from the Exchange Agent. Foreign Holders are urged to consult their tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

11.                               Requests for Assistance or Additional Copies.  Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent at the telephone numbers and locations listed on the cover page of this Letter of Transmittal. A Holder or owner may also contact such Holder’s or owner’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer.

12.                               Mutilated, Lost, Stolen or Destroyed Unregistered Notes.  Any tendering Holder whose Unregistered Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

13.                               Irregularities.  All questions as to the validity, form, eligibility (including time of receipt), acceptance or withdrawal of any tendered Unregistered Notes or this Letter of Transmittal or other documents related thereto will be determined by the Issuers, in their sole discretion, which determination shall be final and binding on all parties. The Issuers reserve the absolute right to reject any or all tenders of Unregistered Notes they determine not to be in proper form or the acceptance of which, in the opinion of the Issuers’ counsel, may be unlawful. The Issuers also reserve the absolute right to waive any defect or irregularity in the delivery of any particular Unregistered Note, Letter of Transmittal or any other document by any Holder. No delivery of Unregistered Notes, a Letter of Transmittal or other document will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Issuers or the Exchange Agent or any other person is or will be obligated to give notice of any defects or irregularities in deliveries by Holders, and none of them will incur any liability for failure to give any such notice.

IMPORTANT:  This Letter of Transmittal (or a facsimile hereof), together with certificates representing the Unregistered Notes and all other required documents or the Notice of Guaranteed Delivery, must be received by the Exchange Agent prior to the expiration of the Exchange Offer.

requester. Do not Print or type See Specific Instructions on page 2. reporting or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3. – – or Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter. – Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S. citizen or other U.S. person (defined below); and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3. Sign Here Signature of U.S. person >Date > Part II Certification Employer identification number Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, Social security number 1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank. 2 Business name/disregarded entity name, if different from above 3 Check appropriate box for federal tax classification; check only one of the following seven boxes:  Individual/sole proprietor or  C Corporation  S Corporation  Partnership  Trust/estate single-member LLC  Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner. o Other (see instructions) > 4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Exempt payee code (if any) Exemption from FATCA code (if any) (Applies to accounts maintained outside the U.S.) 5 Address (number, street, and apt. or suite no.) Requester’s name and address (optional) 6 City, state, and ZIP code 7 List account number(s) here (optional) FormW-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification Give Form to the send to the IRS.

General Instructions Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income. Section references are to the Internal Revenue Code unless otherwise noted. Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9. Purpose of Form In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States: An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following: • In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity; • In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and • Form 1099-INT (interest earned or paid) • In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust. • Form 1099-DIV (dividends, including those from stocks or mutual funds) • Form 1099-MISC (various types of income, prizes, awards, or gross proceeds) Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities). • Form 1099-B (stock or mutual fund sales and certain other transactions by brokers) • Form 1099-S (proceeds from real estate transactions) Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. • Form 1099-K (merchant card and third party network transactions) • Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition) • Form 1099-C (canceled debt) If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items: • Form 1099-A (acquisition or abandonment of secured property) Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN. 1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions. By signing the filled-out form, you: 1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued), 4. The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article. 2. Certify that you are not subject to backup withholding, or 3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. 4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information. Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if its substantially similar to this Form W-9. If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: Backup Withholding • An individual who is a U.S. citizen or U.S. resident alien; What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. • A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; • An estate (other than a foreign estate); or • A domestic trust (as defined in Regulations section 301.7701-7). You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if: b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2. 1. You do not furnish your TIN to the requester, c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2. 2. You do not certify your TIN when required (see the Part II instructions on page 3 for details), 3. The IRS tells the requester that you furnished an incorrect TIN, d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2. 4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN. 5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information. Also see Special rules for partnerships above. What is FATCA reporting? Line 2 The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information. If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2. Line 3 Updating Your Information Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3. You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies. Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.” Penalties Line 4, Exemptions Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Exempt payee code. • Generally, individuals (including sole proprietors) are not exempt from backup withholding. Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. • Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties. • Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions. Specific Instructions Line 1 • Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC. You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return. The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4. If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. 1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2) a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name. 2 – The United States or any of its agencies or instrumentalities 3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application. 4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

5 – A corporation H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940 6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession I – A common trust fund as defined in section 584(a) 7 – A futures commission merchant registered with the Commodity Futures Trading Commission J – A bank as defined in section 581 K – A broker 8 – A real estate investment trust L – A trust exempt from tax under section 664 or described in section 4947(a)(1) 9 – An entity registered at all times during the tax year under the Investment Company Act of 1940 M – A tax exempt trust under a section 403(b) plan or section 457(g) plan 10 – A common trust fund operated by a bank under section 584(a) Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed. 11 – A financial institution Line 5 12 – A middleman known in the investment community as a nominee or custodian Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. 13 – A trust exempt from tax under section 664 or described in section 4947 The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13. Line 6 Enter your city, state, and ZIP code. Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN. If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN. 1 See Form 1099-MISC, Miscellaneous Income, and its instructions. 2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency. Note. See the chart on page 4 for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772¬ 1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676). Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code. If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37) B – The United States or any of its agencies or instrumentalities C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i) Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8. E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i) Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise. F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier. G – A real estate investment trust IF the payment is for . . . THEN the payment is exempt for . . . Interest and dividend payments All exempt payees except for 7 Broker transactions Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. Barter exchange transactions and patronage dividends Exempt payees 1 through 4 Payments over $600 required to be reported and direct sales over $5,0001 Generally, exempt payees 1 through 52 Payments made in settlement of payment card or third party network transactions Exempt payees 1 through 4

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. **Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983**. You must give your correct TIN, but you do not have to sign the certification.

2. **Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983**. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. **Real estate transactions**. You must sign the certification. You may cross out item 2 of the certification.

4. **Other payments**. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. **Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions**. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
	For this type of account:	**Give name and EIN of:**
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity *itself* is not designated in the account title.) Also see *Special rules for partnerships* on page 2.

* **Note**. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800- 829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366- 4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438- 4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.